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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 29, 2005
                Date of Report (Date of earliest event reported)


                               EDGAR Online, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-26071                  06-1447017
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)


                50 Washington Street, Norwalk, Connecticut 06854
               (Address of principal executive offices) (Zip Code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

     The Board of Directors of EDGAR Online, Inc. (the "Company") adopted a stockholder rights plan effective as of and dated March 29, 2005, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"). The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as an exhibit and incorporated herein by reference.

Rights Dividend

     Pursuant to the terms of the Rights Agreement, the Board of Directors declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") to stockholders of record as of the close of business on March 29, 2005 (the "Record Date"). In addition, one Right will automatically attach to each share of Common Stock issued between the Record Date and the Distribution Date (defined below). Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") at a cash exercise price of $20.00 per Unit (the "Purchase Price"), subject to adjustment under certain conditions specified in the Rights Agreement and summarized below.

Distribution Date

     Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock outstanding as of, and issued subsequent to, the Record Date. Except with respect to the Existing Holder as set forth in the paragraph appearing immediately below, the Rights will separate from the Common Stock and will become exercisable upon the earlier of (i) ten (10) days after a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the Company's outstanding Common Stock (the "Triggering Threshold"), except pursuant to a Permitted Offer (as hereinafter defined); or (ii) ten (10) Business Days (as defined in the Rights Agreement) (or such later date as the Board may determine) following the commencement of, or an announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Stock causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person." The date that a person or group becomes an Acquiring Person is the "Shares Acquisition Date."

     With respect to the Existing Holder, the initial Triggering Threshold shall instead be 18% until such time, if any, as said Existing Holder is the beneficial owner of less than 15% of the Company's outstanding Common Stock, at which time the Triggering Threshold for said Existing Holder shall be automatically reset to 15%. The "Existing Holder" is AWM Investment Company, Inc., together with all of its Affiliates and Associates (as defined in the Rights Agreement).

     Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by the certificates representing the shares of Common Stock to which such Rights are attached, and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation referencing the Rights Agreement, and (iii) the surrender for transfer of any certificate of Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable after the Distribution Date, Rights certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights certificates alone will represent the Rights.

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Adjustment to Rights Upon the Occurrence of Certain Events

     If the Company declares a dividend on the Preferred Stock payable in shares of Preferred Stock, subdivides or combines the Preferred Stock or issues any shares of capital stock in a reclassification of its Preferred Stock, the Purchase Price and the number and kind of shares of capital stock issuable upon exercise of the Rights will be proportionately adjusted and the holder of any Right exercised after that time will be entitled to receive the aggregate number and kind of shares of capital stock which such holder would have received had such holder exercised its Right immediately prior to such event. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not obligated to issue fractions of Rights or fractions of shares of Preferred Stock (other than Units and integral multiples thereof). If the Company elects not to issue fractions of Rights or fractions of Preferred Stock, in lieu thereof the Company will pay the registered holder thereof an amount in cash equal to the same fraction of a whole Right or a whole share of Preferred Stock, as applicable.

"Flip-In Right"

     If any person becomes an Acquiring Person, each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise of the Right, the number of shares of Common Stock (or, in certain circumstances, one one-hundredth of a share of Preferred Stock or other securities of the Company) having a market value (immediately before such triggering event) equal to two times (2x) the exercise price of the Right (such right being referred to as the "Subscription Right"). At such time, all Rights that are beneficially owned by the Acquiring Person or any affiliate, associate or transferee thereof will be null and void. A Person will not become an Acquiring Person pursuant to a tender or exchange offer which is for all outstanding Common Stock at a price and on terms which a majority of members of the Board of Directors (who are not also officers of the Company or an Acquiring Person or Affiliate or Associate thereof) determines to be adequate and in the best interests of the Company and its stockholders, taking into account all factors that such directors may deem relevant (a "Permitted Offer").

"Flip-Over Right"

     If at any time following the Shares Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Stock immediately before the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets or earning power are sold or transferred, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company having a value equal to two times (2x) the exercise price of the Right.

Redemption

     The Board of Directors may, at its option, at any time until the earlier of
(i) the close of business on the Shares Acquisition Date (or, if later, on the Record Date), and (ii) the expiration date of the Rights Agreement, (x) redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, shares of Common Stock or any other consideration deemed appropriate by the Board of Directors), or (y) amend the Rights Agreement to change the final expiration date of the Rights Agreement. No Rights shall be exercisable after an event giving rise to the Subscription Right described above until the Company's redemption right has expired. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

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Amendment

     The Rights Agreement may be amended by the Board of Directors in its sole discretion at any time until the Distribution Date. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (other than an Acquiring Person or its associates or affiliates).

Rights of Right Holders

     Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond any that may arise separately as a consequence of such holder being an existing stockholder of the Company), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to the stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the Company, other consideration or common stock of an acquiring company.

Exercise and Expiration

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 28, 2015 (the "Expiration Date"), unless previously redeemed or exchanged by the Company in accordance with the Rights Agreement.

Description of Series A Preferred Stock

     The Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable by the Company and will rank junior to any other shares of preferred stock that may be issued by the Company. The Preferred Stock is not convertible into other securities.

     If, as and when declared by the Board of Directors of the Company, the Preferred Stock will have a minimum preferential quarterly dividend, prior to the dividend payment to holders of Common Stock, of $1.00 per share, but, if greater, will be entitled to an aggregate dividend of 100 times any dividend declared per Common Share.

     In the event of a liquidation, dissolution or winding up of the Company, the holder of a share of Preferred Stock will receive a preferred liquidation payment, prior to any liquidation payment to holders of shares of stock ranking junior to the Preferred Stock, equal to $100 per share of Preferred Stock, plus accrued and unpaid dividends and distributions thereon, whether or not declared. Thereafter, the holders of shares of the Company's Common Stock shall be entitled to receive a distribution equal to $1.00 per share. Following the foregoing distributions to the holders of Preferred Stock and Common Stock, respectively, holders of Preferred Stock and holders of Common Stock shall receive their ratable and proportionate share of the assets remaining for distribution, in the ratio of 100 to 1 with respect to such Preferred Stock and Common Stock, respectively, on a per share basis.

     Each share of Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company. Except as otherwise set forth in the Certificate of Designation or required by law, the holders of shares of Preferred Stock and Common Stock shall vote together as a class on all matters submitted to a vote of the stockholders of the Company.

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     In the event of any merger, consolidation or other transaction in which shares of the Company's Common Stock are exchanged, then each share of Preferred Stock will be entitled to receive an amount per share equal to 100 times the aggregate amount paid in respect of each share of Common Stock.

Section 3    Securities and Trading Markets

Item 3.03.   Material Modifications to Rights of Security Holders.

     See the description set forth under "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated into this Item 3.03 by reference. The description of the Series A Preferred Stock set forth in such Item 1.01 is qualified in its entirety by the terms of the Certification of Designation of Series A Preferred Stock, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 5    Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On March 29, 2005, the Company filed a Certificate of Designation of Preferences of Series A Preferred Stock (the "Certificate of Designation") with the Secretary of State of the State of Delaware. At a meeting on March 25, 2005, in connection with the entry by the Company into the Rights Agreement as described above under "Item 1.01. Entry into a Material Definitive Agreement", the Company's Board of Directors duly authorized the issuance of 1,000,000 shares of preferred stock, of which up to 500,000 (subject to adjustment as provided in the Certificate of Designation) shall be designated as Series A Preferred Stock, and authorized the filing of the Certificate of Designation.

Section 9    Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

             (c)  Exhibits.

Exhibit 3.1 Certificate of Designation of Preferences of Series A Preferred Stock of EDGAR Online, Inc.

Exhibit 4.1 Rights Agreement, dated as of March 29, 2005, between the Company and American Stock Transfer & Trust Company, as Rights Agent

Exhibit 99.1 Press Release dated March 29, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 29, 2005                       EDGAR ONLINE, INC.


                                           /s/ SUSAN STRAUSBERG
                                           --------------------
                                           Susan Strausberg
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION

Exhibit 3.1 Certificate of Designation of Preferences of Series A Preferred Stock of EDGAR Online, Inc.

Exhibit 4.1 Rights Agreement, dated as of March 29, 2005, between the Company and American Stock Transfer & Trust Company, as Rights Agent

Exhibit 99.1 Press Release dated March 29, 2005